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                                 Exhibit 10.107

                          Schedule of Omitted Documents

Security Agreement - Stock Pledge (Indirect Subsidiary) dated as of August 16, 1996 between BritWill HealthCare Company and Imperial Bank and Acknowledgment and Consent of BritWill Investments - I, Inc.

Security Agreement - Stock Pledge (Indirect Subsidiary) dated as of August 16, 1996 between BritWill HealthCare Company and Imperial Bank and Acknowledgment and Consent of BritWill Investments - II, Inc.

Security Agreement - Stock Pledge (Indirect Subsidiary) dated as of August 16, 1996 between BritWill HealthCare Company and Imperial Bank and Acknowledgment and Consent of BritWill Funding Corporation

Security Agreement - Stock Pledge (Indirect Subsidiary) dated as of August 16, 1996 between BritWill Investments - II, Inc. and Imperial Bank and Acknowledgment and Consent of Emory Care Center, Inc.

                                                                  Exhibit 10.107


                        SECURITY AGREEMENT - STOCK PLEDGE
                              (INDIRECT SUBSIDIARY)

                  This SECURITY AGREEMENT - STOCK PLEDGE (this "Agreement"), dated as of August __, 1996, is entered into by and between _______________________, a ___________________________ ("Pledgor"), with its chief executive office located at ________________________, and IMPERIAL BANK, a California banking corporation ("Pledgee"), with reference to the following facts:

                                    RECITALS

         A. Pledgor and Unison HealthCare Corporation, a Delaware corporation ("Borrower"), are contemporaneously herewith entering into or have previously entered into that certain Loan Agreement, dated as of August _, 1996 (as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms, the "Loan Agreement").

         B. Pledgor acknowledges that it will directly and materially benefit from the proceeds of the loan made or loans under the Loan Agreement, and in consideration thereof, Pledgor has agreed to provide security for Borrower's obligations under the Loan Agreement by pledging to Pledgee all of Pledgor's right, title and interest in and to all of the capital stock of Company, now owned or hereafter acquired by Pledgor.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto mutually agree as follows:

         1. DEFINITIONS AND CONSTRUCTION.

                  (a) DEFINITIONS. All initially capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Loan Agreement. In addition, the following terms, as used in this Agreement, have the following meanings:

                           "Code" means the California Uniform Commercial Code,
as amended and supplemented from time to time, and any successor statute; provided, however, with respect to any Collateral consisting of "uncertificated securities" (as defined in Division 8 of the Code), "Code" shall mean the Uniform Commercial Code as adopted in the state of organization of the Company, as amended and supplemented from time to time, and any successor statute.


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                           "Collateral" means all of the following:

                           (i) ____________________________ (_________) shares
of the outstanding Common Stock, $__ par value, of Company, which shares constitute ______________ percent (__%) of the outstanding capital stock of Company, and all of the hereafter-acquired shares of Common Stock of Company in which Pledgor has an interest at any time while this Agreement is in effect (collectively, the "Shares");

                           (ii) All of Pledgor's presently existing and
hereafter arising stock subscription warrants, stock options, or other rights to purchase Company's capital stock and all rights represented thereby (the "Options"); and

                           (iii) The proceeds of each of the foregoing,
including any and all dividends, cash, stock, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any of the Shares or Options (the "Proceeds").

                           "Company" means_______________________.

                           "Event of Default" has the meaning given to such term
in Section 10.

                           "Secured Obligations" means Obligations (as defined
in the Loan Agreement) and the obligations of Pledgor hereunder.

                           "'33 Act" means the Securities Act of 1933, as
amended and supplemented from time to time, and any successor statute, and any and all rules promulgated in connection therewith.

                  (b) CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement. Any reference herein to any document includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Pledgee or Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by Pledgor, Pledgee, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Pledgee and Pledgor.

         2. PLEDGE. As security for the prompt and complete payment and performance of the Secured Obligations, Pledgor hereby delivers, pledges, and grants to


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Pledgee a continuing security interest in all of Pledgor's now-owned or hereafter-acquired right, title, and interest in and to the Collateral. All certificates or instruments representing or evidencing the Collateral shall be delivered promptly to and held by Pledgee pursuant hereto and shall be in suitable form for transfer or assignment in blank, all in form and substance satisfactory to Pledgee. In the event that the securities that comprise the Collateral are uncertificated or in book entry form, then Pledgor shall take such actions as may be required to cause Company to register or enter, as the case may be, such Collateral in the name of Pledgee, and otherwise take such actions as Pledgee may require for Pledgee's security interest therein to be perfected in accordance with Sections 8313 and 8321 of the Code. In addition, Pledgor shall provide Pledgee with an opinion of counsel satisfactory to Pledgee, to the effect that Pledgee has a perfected security interest in the Collateral and such other opinions as Pledgee may require, in form and substance satisfactory to Pledgee.

         3. FURTHER ASSURANCES. Pledgor agrees that it shall cooperate with Pledgee and shall execute and deliver, or cause to be executed and delivered, to Pledgee all stock powers, proxies, assignments, financing statements, instruments, and other documents, and shall take all further action, at the expense of Pledgor, from time to time requested by Pledgee, in order to maintain a continuing, first-priority, perfected security interest in the Collateral in favor of Pledgee, and to enable Pledgee to exercise and enforce its rights and remedies hereunder with respect to the Collateral, and Pledgor agrees that it shall execute and deliver to Pledgee at Pledgee's request any further applications, agreements, documents and instruments, and shall perform any and all acts deemed necessary by Pledgee to carry into effect the terms, conditions, and provisions of this Agreement and the transactions connected herewith. Should Pledgor fail to execute or deliver any such applications, agreements, documents, financing statements and instruments, or to perform any such acts, Pledgor acknowledges that Pledgee may execute and deliver the same and perform such acts in the name of Pledgor and on its behalf as its attorney-in-fact in accordance with Section 12.

         4. PLEDGEE'S DUTIES. Pledgee shall not have any duties with respect to the Collateral other than the duty to use reasonable care if the Collateral is in its possession. In accordance with Section 9207 of the Code, Pledgee shall be deemed to have used reasonable care if it observes substantially the same standard of care with respect to the custody or preservation of the Collateral as it observes with respect to similar assets owned by Pledgee. Without limiting the generality of the foregoing, Pledgee shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any other parties, to sell the same if it threatens to decline in value, or to exercise any rights represented thereby (including rights with respect to calls, conversions, exchanges, maturities, or tenders); provided, however, that at any time that an Event of Default is continuing Pledgee may, at its option, do so, and any and all expenses incurred in connection therewith shall be for the account of Pledgor.


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         5. VOTING RIGHTS; DIVIDENDS; ETC.

                  5.1 During the term of this Agreement, and as long as no Event of Default is continuing:

                           (a) Pledgor shall be entitled to exercise any and all
voting and other consensual rights pertaining to the Shares or any part thereof; provided, however, no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with the terms of this Agreement, the Loan Agreement or any other instrument or agreement referred to therein or herein, or which could have the effect of impairing the value of the Collateral or any part thereof or the position or interest of Pledgee therein.

                           (b) Pledgor shall be entitled to receive and retain
any and all dividends and distributions paid in respect of the Shares not otherwise prohibited by the Loan Agreement; provided, however, that any and all:

                                    (i) dividends and distributions paid or
payable other than in cash in respect of, and any and all additional Shares or instruments or other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Shares;

                                    (ii) dividends and distributions paid or
payable in cash in respect of any Shares in connection with a partial or total liquidation or dissolution, merger, consolidation of Company, or any exchange of stock, conveyance of assets, or similar corporate reorganization; and

                                    (iii) cash paid with respect to, payable, or
otherwise distributed on redemption of, or in exchange for, any Shares,

shall be forthwith delivered to Pledgee to hold as Collateral and shall, if received by Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Pledgee as Collateral in the same form as so received (with any necessary endorsement), and, if deemed appropriate by Pledgee, Pledgor shall take such actions, including the actions described in Section 2, as Pledgee may require.

                  5.2 If an Event of Default shall be continuing or any amounts shall be due and payable (whether by acceleration, maturity, or otherwise) under any of the Secured Obligations, all rights of Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 5.1(a) and to receive the dividends and distributions that it would otherwise be authorized to receive and retain pursuant to Section 5.1(b) shall, at Pledgee's option, cease, and all such rights shall, at Pledgee's option, thereupon become vested in Pledgee, and Pledgee shall, at its option, thereupon have the sole right to exercise such voting and other consensual rights and to


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
receive and hold as Collateral such dividends and interest payments. Any payments received by Pledgor contrary to the provisions of this Section 5.2 shall be held in trust by Pledgor for the benefit of Pledgee, shall be segregated from other funds of Pledgor, and shall be promptly paid over to Pledgee, with any necessary endorsement.

         6. REPRESENTATIONS, WARRANTIES, AND COVENANTS. Pledgor warrants, represents, and covenants that on the date hereof and the date of funding the Loan Two:

                  6.1 There are no restrictions upon the transfer of any of the Collateral to or by Pledgee and Pledgor is the sole beneficial owner of the Collateral and has the right to pledge and grant a security interest in or otherwise transfer such Collateral free of any encumbrances or rights of third parties.

                  6.2 All of the Collateral is and shall remain free from all liens, claims, encumbrances, and purchase-money or other security interests except as created hereby. Pledgor shall not, without Pledgee's prior written consent, sell or otherwise dispose of any of the Collateral.

                  6.3 The execution and delivery of this Agreement, and the delivery to Pledgee of the Shares creates a valid, perfected, and first-priority security interest in the Collateral in favor of Pledgee, and all actions necessary or desirable to such perfection have been duly taken.

                  6.4 No authorization or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either:
(a) for the grant by Pledgor of the security interest granted hereby or for the execution, delivery, or performance of this Agreement by Pledgor; (b) for the perfection of or exercise by Pledgee of its rights and remedies hereunder (except as may have been taken by or at the direction of Pledgor or as may be required in connection with a disposition of the Collateral by laws affecting the offering and sale of securities generally); or (c) for the exercise by Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with a disposition of the Collateral by laws affecting the offering and sale of securities generally).

                  6.5 The pledge of the Collateral pursuant to this Agreement, and the making of the loans in accordance with the terms of the Loan Agreement, does not violate Regulation G, T, U, or X of the Board of Governors of the Federal Reserve System.

                  6.6 Company presently has issued and outstanding __________________ (____________) shares of Common Stock of which ___________
(___%) is owned by Pledgor and they constitute, respectively, all of the capital stock of Company and the Shares referenced herein.

                  6.7 There are no presently existing Options.


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                  6.8 All of the outstanding Shares have been duly and validly issued by Company, and they are fully paid and nonassessable.

                  6.9 Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers, and voting rights), and Pledgor agrees that Pledgee shall not have any responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

                  6.10 Pledgor's chief executive office is located at the address indicated in the preamble hereof. Pledgor shall at all times keep its books and records concerning the Collateral at its chief executive office. Pledgor shall not change the location of its chief executive office without giving Pledgee at least thirty (30) days' prior written notice thereof.

                  6.11 Pledgor will prevent the Company from issuing any additional Collateral unless Pledgee is satisfied, in its sole and absolute discretion, that all actions have been taken which are necessary to perfect Pledgee's security interest in such Collateral.

         7. SHARE ADJUSTMENTS. In the event that during the term of this Agreement any reclassification, readjustment, or other change is declared or made in the capital structure of Company, or any Option is exercised, all new substituted and additional shares, options, or other securities, issued or issuable to Pledgor by reason of any such change or exercise shall be delivered to and held by Pledgee under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

         8. OPTIONS. In the event that during the term of this Agreement Options shall be issued or exercised in connection with the Collateral, such Options acquired by Pledgor shall be immediately assigned by Pledgor to Pledgee and all new shares or other securities so acquired by Pledgor shall also be immediately assigned to Pledgee to be held under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

         9. CONSENT. Pledgor hereby consents that, from time to time, before or after the occurrence or existence of any Event of Default with or without notice to or assent from Pledgor, any other security at any time held by or available to Pledgee for any of the Secured Obligations or any other security at any time held by or available to Pledgee of any other person, firm, or corporation secondarily or otherwise liable for any of the Secured Obligations, may be exchanged, surrendered, or released and any of the Secured Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived, or released, in whole or in part, as Pledgee may see fit. Pledgor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release,


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alteration, renewal, extension, continuance, compromise, waiver, or inaction, or extension of further credit.

         10. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an event of default ("Event of Default") under this Agreement:

                  10.1 The occurrence of an Event of Default under the Loan Agreement;

                  10.2 Pledgor shall breach, or be in default of, any of its agreements, covenants and obligations hereunder; or

                  10.3 Any representation or warranty made by Pledgor hereunder shall prove to have been untrue in any material respect when made.

         11. REMEDIES UPON DEFAULT.

                  11.1 Upon the occurrence of an Event of Default, Pledgee shall have, in addition to any other rights given by law or in this Agreement, in the Loan Agreement, or in any other agreement between Pledgee and Pledgor, all of the rights and remedies with respect to the Collateral of a secured party under the Code, and also shall have, without limitation, the following rights, which Pledgor hereby agrees to be commercially reasonable:

                           (a) to receive all amounts payable in respect of the
Collateral to Pledgor under Section 5.1(b) hereof;

                           (b) to register all or any part of the Collateral on
the books of the Company in Pledgee's name or the name of its nominee or nominees;

                           (c) to vote all or any part of the Shares (whether or
not transferred into the name of the Pledgee) in accordance with Section 5.2 hereof, and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS PLEDGEE THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR, COUPLED WITH AN INTEREST, WITH FULL POWER OF SUBSTITUTION FOR ANY AND ALL OF SUCH PURPOSES; WHICH PROXY AND POWER OF ATTORNEY SHALL CONTINUE IN FULL FORCE AND EFFECT AND TERMINATE UPON THE EARLIER TO OCCUR OF (a) THE INDEFEASIBLE PAYMENT IN FULL OF THE SECURED OBLIGATIONS, OR
(b) TEN (10) YEARS FROM THE DATE HEREOF.

                           (d) at any time or from time to time, to sell, assign
and deliver, or grant options to purchase, all or any part of the Collateral, or any interest


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therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided, that at least five (5) days notice of the time and place of any such sale shall be given to Pledgor. Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has therefore been given. Pledgor hereby waives any other requirement of notice, demand, or advertisement for sale, to the extent permitted by law. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, Pledgee may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Pledgee shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall Pledgee be under any obligation to take any action whatsoever with regard thereto;

                           (e) to buy the Collateral, in its own name, or in the
name of a designee or nominee. Pledgee shall have the right to execute any document or form, in its name or in the name of the Pledgor, that may be necessary or desirable in connection with such sale of the Collateral.

                           (f) to sell all or any part of the Collateral by a
private placement, restricting bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Pledgee may solicit offers to buy the Collateral, or any part of it for cash, from a limited number of investors deemed by Pledgee, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Collateral. If Pledgee shall solicit such offers from not less than four (4) such investors, then the acceptance by Pledgee of the highest offer obtained therefore shall be deemed to be a commercial reasonable method of disposition of such Collateral, even though the sales price established and/or obtained may be substantially less than the price that would be obtained pursuant to a public offering. Notwithstanding the foregoing, should Pledgee determine that, prior to any public offering of any securities contained in the Collateral, such securities should be registered under the '33 Act and/or registered or qualified under any other federal or state law, and that such registration and/or qualification is not practical, Pledgor agrees that it will be commercially reasonable if a private sale is arranged so as to avoid a public offering even if offers are solicited from fewer than four (4) investors, and even though the sales price established and/or obtained may be substantially less than the price that would be obtained pursuant to a public offering.

                  11.2 If Pledgee shall determine to exercise its right to sell all or any of the Collateral, and if, in the opinion of counsel for Pledgee, it is necessary, or if, in the


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opinion of Pledgee, it is advisable, to have the Collateral, or the portion thereof to be sold, registered under the provisions of the '33 Act, the Pledgor agrees, at its own expense (as more fully provided in Section 11.3):

                           (a) to execute and deliver, and to use its best
efforts to cause Company and its directors and officers to execute and deliver all such instruments and documents, and to do or cause to be done all other such acts and things, as may be necessary or, in the opinion of the Pledgee, advisable to register the Collateral, or the portion thereof to be sold, under the provisions of the '33 Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make or cause to be made all amendments and supplements thereto and to the related prospectus that, in the opinion of Pledgee, are necessary or advisable, all in conformity with the requirements of the '33 Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                           (b) to use its best efforts to cause Company to agree
to make, and to make available to its security holders as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve (12) months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the '33 Act;

                           (c) to use its best efforts to qualify the Collateral
under state Blue Sky or securities laws and to obtain the approval of any governmental authorities for the sale of the Collateral, as requested by Pledgee; and

                           (d) at the request of Pledgee, to indemnify and hold
harmless Pledgee and any underwriters (and any Person controlling Pledgee or such underwriters) from and against any loss, liability, claim, damage, and expenses (and reasonable counsel fees incurred in connection therewith) under the '33 Act or otherwise insofar as such loss, liability, claim, damage, or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or prospectus or in any preliminary prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of Pledgee or any underwriters (or any Person controlling Pledgee or such underwriters).

                  11.3 Expenses payable by Pledgor in connection with any disposition under Section 11.2 shall include, but shall not be limited to, all costs of a registration under the '33 Act of any Collateral or of sale of any Collateral pursuant to Regulation A under the '33 Act, brokers' or underwriters' commissions, fees, or discounts, accounting and legal fees, costs of printing and other expenses of transfer and sale.


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
         12. PLEDGEE AS PLEDGOR'S ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Pledgee as its attorney-in-fact, coupled with an interest, at any time after the occurrence and during the continuance of an Event of Default, (i) to arrange for the register of the Collateral on the books of Company to the name of Pledgee or to the name of Pledgee's nominee and (ii) to receive, endorse and collect all instruments made payable to Pledgor of any dividend, distribution or other payment on account of the Collateral, or any part thereof, and to give full discharge for the same and to execute and file governmental notifications and reporting forms. Pledgor further authorizes Pledgee to perform any and all acts which Pledgee deems necessary for the protection and preservation of the Collateral or of the value of Pledgee's security interest therein, including but not limited to receiving income thereon as additional security hereunder, all at Pledgor's expense, and Pledgor agrees to repay Pledgee promptly upon demand any amounts expended hereunder by Pledgee, together with interest thereon. Pledgor further grants to Pledgee a power of attorney coupled with an interest to execute all agreements, forms, applications, documents and instruments and to take all actions and do all things as could be executed, taken, or done by Pledgor in connection with the protection and preservation of the Collateral or this Agreement. This power of attorney is irrevocable and authorizes Pledgee to act for Pledgor in connection with the matters described herein without notice to or demand upon Pledgor.

         13. GENERAL PROVISIONS.

                  13.1 CUMULATIVE REMEDIES; NO PRIOR RECOURSE TO COLLATERAL. The enumeration herein of Pledgee's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Pledgee may have under the Loan Agreement, the Credit Documents, the Code, or other applicable law. Pledgee shall have the right, in its sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative.

                  13.2 NO IMPLIED WAIVERS. No act, failure, or delay by Pledgee shall constitute a waiver of any of its rights and remedies. No single or partial waiver by Pledgee of any provision of this Agreement or any other Loan Document, or of a breach or default hereunder or thereunder, or of any right or remedy which the Pledgee may have, shall operate as a waiver of any other provision, breach, default, right, or remedy or of the same provision, breach, default, right, or remedy on a future occasion. No waiver by Pledgee shall affect its rights to require strict performance of this Agreement.

                  13.3 NOTICES. All notices or demands by any party hereto to the other party and relating to this Agreement shall be sent in accordance with the terms of Section 9.1 of the Loan Agreement as follows:


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
                    If to Pledgor:    _______________________________
                                      _______________________________
                                      Attn:_________________________
                                      Telefacsimile No: ___________

                    If to Pledgee:   (as set forth in Section 9.1 of the Loan
                                      Agreement)

                  13.4 SUCCESSORS AND ASSIGNS. This Agreement shall bind the successors and assigns of Pledgor, and shall inure to the benefit of the successors and assigns of Pledgee; provided, however, that Pledgor may not assign this Agreement nor delegate any of its duties hereunder without Pledgee's prior written consent and any prohibited assignment shall be absolutely void. Pledgee may assign this Agreement and its rights and duties hereunder and no consent or approval by Pledgor is required in connection with any such assignment. Pledgee reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in Pledgee's rights and benefits hereunder. In connection with any such assignment or participation, Pledgee may disclose all documents and information which Pledgee now or hereafter may have relating to Pledgor or Pledgor's business to any prospective or actual Transferee.

                  13.5 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

                  13.6 SEVERABILITY OF PROVISIONS. If any provision of this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, that provision shall not affect the validity, legality or enforceability of any other provision of this Agreement.

                  13.7 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement constitutes the entire agreement between Pledgor and Pledgee pertaining to the subject matter contained herein. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the party asserted to be bound thereby, and then such amendment or waiver shall be effective only in the specific instance and specific purpose for which given.

                  13.8 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.


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

                  13.9 TERMINATION BY PLEDGEE. After termination of the Loan Agreement and when Pledgee has received payment and performance, in full, of the Secured Obligations, Pledgee shall execute and deliver to Pledgor a termination of all of the security interests granted by Pledgor hereunder and, to the extent they have been delivered to Pledgee and not disposed of in accordance with this Agreement, certificates evidencing the Shares.

         14. GOVERNING LAW; JURISDICTION.

                  14.1 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF CALIFORNIA AND THE VALIDITY, CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  14.2 JURISDICTION AND VENUE. THE PARTIES HERETO AGREE THAT ANY ACTION OR PROCEEDING PURSUANT TO OR ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE HELD ONLY IN THE CITY AND COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, OR AT THE SOLE OPTION OF PLEDGOR, IN ANY OTHER FORUM IN WHICH PLEDGOR INITIATES PROCEEDINGS AND WHICH HAS JURISDICTION OVER THE SUBJECT MATTER AND PARTIES IN CONTROVERSY. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION AND STIPULATE THAT ANY FORUM LOCATED IN THE CITY AND COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER EACH SUCH PARTY FOR THE PURPOSE OF ADJUDICATING, ARBITRATING, OR RESOLVING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT. SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST PLEDGOR MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS SPECIFIED FOR NOTICES PURSUANT TO SECTION 13.3 HEREOF.

                  15. WAIVER OF JURY TRIAL. PLEDGOR AND PLEDGEE EACH HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT OR THE LOAN DOCUMENTS, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF WITH RESPECT TO THIS AGREEMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO AND

THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. PLEDGOR AND PLEDGEE EACH HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION 15 WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         16. WAIVERS.

                  16.1 Pledgor hereby waives: (1) notice of acceptance hereof;
(2) notice of any loans or other financial accommodations made or extended under the Loan Agreement or the Loan Documents or the creation or existence of any Secured Obligations; (3) notice of the amount of the Secured Obligations, subject, however, to Pledgor's right to make inquiry of Pledgee to ascertain the amount of the Secured Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Pledgor's risk hereunder; (5) notice of presentment for payment, demand, protest, and notice thereof as to any promissory notes or other instruments among the Loan Agreement or the Loan Documents; (6) notice of any event of default under the Loan Agreement or the Loan Documents; and (7) all other notices (except if such notice is specifically required to be given to Pledgor hereunder or under the Loan Agreement or any Loan Document to which Pledgor is a party) and demands to which Pledgor might otherwise be entitled.

                  16.2 Pledgor hereby waives his right under Sections 2845 or 2850 of the California Civil Code, or otherwise, to require Pledgee to institute suit against, or to exhaust any remedies which Pledgee has or may have against, Borrower or any third party, or against any collateral for the Secured Obligations provided by Borrower, Pledgor or any third party. Pledgor further waives any defense arising by reason of any disability or other defense (other than the defense that the Secured Obligations shall have been fully and finally performed and indefeasibly paid) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

                  16.3 Pledgor hereby waives: (1) any rights to assert against Pledgee any defense (legal or equitable), set-off, counterclaim, or claim which Pledgor may now or at any time hereafter have against Borrower or any other party liable to Pledgee; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Secured Obligations or any security therefor; (3) any defense Pledgor has to performance hereunder, and any right Pledgor has to be exonerated, provided by Sections 2819, 2822 or 2825 of the California Civil Code, or otherwise, arising by reason of (i) any claim or defense based upon an election of remedies by Pledgee including any defense based upon an election of remedies by Pledgee under the provisions of Sections 580a, 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction, (ii) the impairment or suspension of Pledgee's rights or remedies against Borrower, (iii) the alteration by Pledgee of the Secured Obligations, any discharge of any of Borrower's obligations to Pledgee by operation of law as a result of Pledgee's intervention or omission or (iv) the acceptance by Pledgee of anything in partial satisfaction of the Secured Obligations; (4) the benefit of any statute of limitations affecting Pledgor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Secured Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Pledgor's liability hereunder.

                  16.4 Pledgor hereby waives any right of subrogation Pledgor has or may have against Borrower with respect to the Secured Obligations. In addition, Pledgor hereby waives any right to proceed against Borrower, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Pledgor may now have or hereafter have against Borrower with respect to the Secured Obligations. Pledgor also hereby waives any rights to recourse to or with respect to any asset of Borrower. Pledgor agrees that in light of the immediately foregoing waivers, the execution of this Agreement shall not be deemed to make Pledgor a "creditor" of Borrower, and that for purposes of Sections 547 and 550 of the Bankruptcy Code, Pledgor shall not be deemed a "creditor" of Borrower.

                  16.5 Pledgor hereby waives any and all defenses in his favor based upon an election of remedies by Pledgee which destroys, diminishes, or affects the Pledgor's subrogation rights against Borrower or any other party and/or the Pledgor's rights to proceed against Borrower or any other party for reimbursement, contribution, indemnity, or otherwise, including without limitation any election(s) by Pledgee to conduct a nonjudicial foreclosure sale under any deed(s) of trust, and further including without limitation any and all defenses, rights, or estoppels which might otherwise arise under or in connection with Sections 580a, 580d or 726 of the California Code of Civil Procedure as a result of any such election(s) or otherwise. Pledgor acknowledges and agrees that he is knowingly waiving in advance as a result of the foregoing sentence a complete or partial defense to this Agreement he may later have had arising from Sections 580a, 580d or 726 of the California Code of Civil Procedure based upon Pledgee's subsequent election to conduct a private nonjudicial foreclosure sale, even though such election would destroy, diminish, or affect Pledgor's rights of subrogation against Borrower or any other party and the Pledgor's rights to pursue Borrower or such other party for reimbursement contribution, indemnity, or otherwise.

                  16.6 WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, PLEDGOR HEREBY WAIVES AND AGREES NOT TO ASSERT ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY

ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2825, 2838, 2839, 2845, 2848, 2849, AND 2850,
CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

         17. RELEASES. Pledgor consents and agrees that, without notice to or by Pledgor and without affecting or impairing the obligations of Pledgor hereunder, Pledgee may, by action or inaction:

                  17.1 compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Loan Agreement or the Loan Documents;

                  17.2 release all or any one or more Persons to any one or more of the Loan Agreement or the Loan Documents or grant other indulgences to Borrower or any other such Persons;

                  17.3 amend or modify in any manner and at any time (or from time to time) any of the Loan Agreement or the Loan Documents; or

                  17.4 release or substitute any other guarantor of the Obligations, or any other Person which has provided security for the Obligations, or enforce, exchange, release, or waive any security for the Obligations or any guaranty of the Obligations, or any portion thereof.

         18. NO ELECTION. Pledgee shall have the right to seek recourse against Pledgor and the Collateral to the fullest extent provided for herein, and no election by Pledgee to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Pledgee's right to proceed in any other form of action or proceeding or against other parties unless Pledgee has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Pledgee under any document or instrument evidencing the Secured Obligations shall serve to diminish the liability of Pledgor under this Agreement except to the extent that Pledgee finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

         19. INDEFEASIBLE PAYMENT. The Secured Obligations shall not be considered indefeasibly paid for purposes of this Agreement unless and until all payments to Pledgee are no longer subject to any right on the part of any Person, including Borrower, Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Borrower or any of Borrower's Assets, to invalidate or set aside such


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
payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, any portion of such payments to Pledgee is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made.

         20. FINANCIAL CONDITION OF BORROWER. Pledgor represents and warrants to Pledgee that Pledgor is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Secured Obligations. Pledgor further represents and warrants to Pledgee that Pledgor has read and understands the terms and conditions of the Loan Agreement and the Loan Documents. Pledgor hereby covenants that Pledgor will continue to keep informed of Borrower's financial condition, the financial condition of other Persons liable for the Obligations, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Secured Obligations.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                  "PLEDGOR"

                                  _____________________________________________,
                                  a____________________


                                  By:___________________________________________
                                         Title:_________________________________

                                  "Pledgee"

                                  IMPERIAL BANK,
                                  a California banking corporation


                                  By:___________________________________________
                                         Title:_________________________________

                           ACKNOWLEDGMENT AND CONSENT

                  _________________________, a ________________
corporation ("Company") hereby acknowledges and consents to the terms of the foregoing Security Agreement - Stock Pledge (the "Agreement"), dated as of _________________, 199__ by and between ________________, a ____________________
("Pledgor"), and Imperial Bank, a California banking corporation ("Pledgee"). Company agrees that it will honor the terms of, and will not take any action contrary to, the terms of the Agreement, including without limitation, Section
6.11 thereof. Company further acknowledges and agrees that it has received a copy of the Agreement and has registered the pledge of the Collateral (as defined in the Agreement) in the name of Pledgee. Company acknowledges that, in entering into the Loan Agreement (as defined in the Agreement), Pledgee is relying on the Agreement and on Company's agreement herein; and Company agrees that any offset or claim Company may now or hereafter have against Pledgor (or against Pledgor's interests, claims or rights) shall be subordinate to the claims, rights and interests of Pledgee under the Agreement. The signatories below hereby represent and warrant to Pledgee that they are duly authorized to execute and deliver this Acknowledgment and Consent to Pledgee and thereby bind Company as set forth herein and in the Agreement.

Dated:_________________________, 199__.     ___________________________________,
                                            a_________________________


                                            By__________________________________
                                            Title:


                                       17